Execution Copy 4150-2009-0934.4 OPORTUN PLW TRUST FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT This FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT, dated as of March 22, 2022 (this “Amendment”), is entered into among OPORTUN PLW TRUST, as borrower (the “Borrower”), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as seller (the “Seller”), the various financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”). RECITALS WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”); WHEREAS, concurrently herewith, (i) the Seller, the Depositor, and Wilmington Trust, National Association, as depositor loan trustee (in such capacity, the “Depositor Loan Trustee”) are entering into that certain First Amendment to the Receivables Purchase Agreement, dated as of the date hereof, (ii) the Depositor, the Depositor Loan Trustee and the Borrower, are entering into that certain First Amendment to the Receivables Transfer Agreement, dated as of the date hereof, and (iii) the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof; and WHEREAS, in accordance with Section 10.1 of the Loan Agreement, the parties desire to amend the Loan Agreement as provided herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement. Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. 2 4150-2009-0934.4 ARTICLE II AMENDMENTS TO THE LOAN AGREEMENT SECTION 2.01. Amendments. The Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as Schedule I, with a conformed copy of the amended Loan Agreement attached hereto as Schedule II. The form of Monthly Statement attached as Exhibit B to the Loan Agreement is hereby replaced in its entirety with the form attached hereto as Exhibit A. ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Representations and Warranties. Each of the Seller, the Depositor and the Borrower hereby represents and warrants to each Lender, the Collateral Agent, the Paying Agent, the Securities Intermediary, the Depositary Bank that: (a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Seller, the Depositor and Borrower in the Loan Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Enforceability. This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, the Depositor and the Borrower enforceable against the Seller, the Depositor and the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity. (c) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing. ARTICLE IV MISCELLANEOUS SECTION 4.01. Ratification of Loan Agreement. As amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument. SECTION 4.02. Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with 3 4150-2009-0934.4 the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format. SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Borrower, the Depositor and the Seller, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment. SECTION 4.04. Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein. SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon: (a) receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; 4 4150-2009-0934.4 (b) receipt by the Collateral Agent and the Paying Agent of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (c) receipt by the Collateral Agent and the Paying Agent of evidence of the consent of the Borrower and the Lenders to this Amendment; (d) receipt by the Collateral Agent, Paying Agent and the Lenders of counterparts of this Amendment, duly executed by each of the parties hereto; and (e) receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof. SECTION 4.07. Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document. (Signature page follows)

First Amendment to Loan Agreement (PLW Trust) IN WITNESS WHEREOF, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written. OPORTUN PLW TRUST, as Borrower By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower By: /s/Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President OPORTUN PLW DEPOSITOR, LLC, as Depositor By: /s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Treasurer OPORTUN, INC., as Seller By: /s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Chief Financial Officer First Amendment to Loan Agreement (PLW Trust) WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent By: /s/Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Paying Agent By: /s/Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary By: /s/Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Depositary Bank By: /s/Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President First Amendment to Loan Agreement (PLW Trust) GOLDMAN SACHS BANK USA, as a Committed Lender By: /s/ Jeff Hartwick Name: Jeff Hartwick Title: Authorized Signatory First Amendment to Loan Agreement (PLW Trust) JEFFERIES FUNDING LLC, as a Committed Lender By: /s/ Mark Sahler Name: Mark Sahler Title: Managing Director

First Amendment to Loan Agreement (PLW Trust) JPMORGAN CHASE BANK, N.A., as a Committed Lender By: /s/ Gareth Morgan Name: Gareth Morgan Title: Executive Director CHARIOT FUNDING LLC, as a Bank Sponsored Lender By: /s/ Gareth Morgan Name: Gareth Morgan Title: Executive Director First Amendment to Loan Agreement (PLW Trust) MORGAN STANLEY BANK, N.A., as a Committed Lender By: /s/ Keenan McBride Name: Keenan McBride Title: Authorized Signatory 4150-2009-0934.4 SCHEDULE I Amendments to the Loan Agreement EXECUTION VERSIONCONFORMED COPY As amended by the First Amendment to the Loan and Security Agreement, dated as of March 22, 2022 4156-2380-8822.14156-2380-8822.2 LOAN AND SECURITY AGREEMENT among OPORTUN PLW TRUST, as Borrower, OPORTUN PLW DEPOSITOR, LLC, as Depositor, OPORTUN, INC., as Seller, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Lenders, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank dated as of September 8, 2021

14 4156-2380-8822.14156-2380-8822.2 “Concentration Limits” shall be deemed breached if any of the following is true on any date of determination: the aggregate Outstanding Receivables Balance of all Rewritten(i) Receivables and Re-Aged Receivables that are Eligible Receivables exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; the weighted average fixed interest rate of all Eligible Receivables is less(ii) than 27.0%; the weighted average original term to maturity of all Eligible Receivables(iii) exceeds forty-three (43) months; the aggregate Outstanding Receivables Balance of all Eligible Receivables(iv) that are not Renewal Receivables exceeds 35.0% of the Outstanding Receivables Balance of all Eligible Receivables; the aggregate Outstanding Receivables Balance of all Eligible Receivables(v) with Original Receivables Balances of less than or equal to $800 exceeds 5.0% of the Outstanding Receivables Balance of all Eligible Receivables; the aggregate Outstanding Receivables Balance of all Eligible Receivables(vi) with Original Receivables Balances of less than or equal to $1,600 exceeds 10.0% of the Outstanding Receivables Balance of all Eligible Receivables; the aggregate Outstanding Receivables Balance of all Eligible Receivables(vii) with Original Receivables Balances of less than or equal to $3,000 exceeds 25.0% of the Outstanding Receivables Balance of all Eligible Receivables; the aggregate Outstanding Receivables Balance of all Eligible Receivables(viii) with Original Receivables Balances of less than or equal to $6,000 exceeds 65.0% of the Outstanding Receivables Balance of all Eligible Receivables; the aggregate Outstanding Receivables Balance of all Eligible Receivables(ix) that are not Renewal Receivables and that relate to Unsecured Loans with Original Receivables Balances of greater than $6,0008,000 exceeds 5.0% of the Outstanding Receivables Balance of all Eligible Receivables; the weighted average credit score of the related Obligors of all Eligible(x) Receivables (excluding any Eligible Receivables the Obligor of which has no (or a zero) credit score) is less than: (x) ADS Score: 700, (y) PF Score: 640 and (z) VantageScore: 600; the aggregate Outstanding Receivables Balance of all Eligible Receivables(xi) the Obligors of which have credit scores within the following respective credit score buckets: (x) ADS Score: less than or equal to 560 (the “ADS Score Threshold”), (y) PF Score: less than or equal to 500 (the “PF Score Threshold”) and (z) VantageScore: less than or equal to 520 (the “VantageScore Threshold”) exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; 4150-2009-0934.4 SCHEDULE II Conformed Copy of Amended Loan Agreement